                                                                 Exhibit 99.27


                           UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF CALIFORNIA




IN RE: MENLO ACQUISITION CORP.          CASE No.  96-41107-N
     FDBA FOCUS SURGERY, INC.                     -------------
                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)


                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED    May, 1998
             --------------
1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($_____).

                                                                                              END OF         END OF        AS OF
                                                                                             CURRENT         PRIOR       PETITION
                                                                                              MONTH          MONTH        FILING
                                                                                              -----          -----        ------
2.   ASSET/LIABILITY SUMMARY
       Current Assets (Market Value)                                                        $131,231       $238,719     $  502,204
                                                                                           ---------      ---------    -----------
       Total Assets (Market Value)                                                          $131,231       $238,719     $2,152,204
                                                                                           ---------      ---------    -----------
       Current Liabilities                                                                   $15,499       $101,512
                                                                                           ---------      ---------    -----------
       Total Liabilities                                                                     $15,499       $121,644     $  831,829
                                                                                           ---------      ---------    -----------

                                                                                                                         PETITION
                                                                                             CURRENT         PRIOR       DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                     MONTH          MONTH      MONTH END
                                                                                              -----          -----      ----------
       a.  Total Receipts                                                                       $551           $250     $1,511,245
                                                                                           ---------      ---------    -----------
       b.  Total Disbursements                                                              $108,039            $71     $1,399,587
                                                                                           ---------      ---------    -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                      ($107,488)          $179     $  111,658
                                                                                           ---------      ---------    -----------
       d.  Cash Balance Beginning of Month                                                  $238,719       $238,540    -----------
                                                                                           ---------      ---------
       e.  Cash Balance End of Month (c + d)                                                $131,231       $238,719
                                                                                           ---------      ---------
                                                                                           ---------      ---------

4.   POST-PETITION LIABILITIES & Receivables                                             RECEIVABLES                   LIABILITIES
       Balance at End of Previous Month
                                                                                           ---------                   -----------
       Balance at End of Current Month                                                            $0                       $15,499
                                                                                           ---------                   -----------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)
                                                                                           ---------
       Balance at End of Current Month (over 30 days)                                             $0
                                                                                           ---------

                                                                                                            YES            NO
                                                                                                            ---            --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                X
                                                                                                         ----------     ----------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
     amount of payment and name of payee)                                                                                    X
                                                                                                         ----------     ----------
8.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
     attach listing including date of payment, amount and reason for payment, and name of payee)                             X
                                                                                                         ----------     ----------
9.   Have any payments been made to professionals?  (if yes, attach listing including date
     of payment, amount of payment and name of payee)                                                         X
                                                                                                         ----------     ----------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                     X
                                                                                                         ----------     ----------
11.  Is the estate insured for replacement cost of assets and for general liability?                                         X
                                                                                                         ----------     ----------
12.  Are U.S. Trustee quarterly fees current?                                                                 X
                                                                                                         ----------     ----------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:   June 22, 1998                           Richard J. Redett
            ---------------                       ----------------------------
                                                     Responsible Individual
Effective 1/1/95

                                   BALANCE SHEET
                              (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED MAY, 1998
                                     ($     )


          ASSETS

                                                                       FROM SCHEDULES                  MARKET VALUE
                                                                       --------------                  ------------
     CURRENT ASSETS
1         Cash and cash equivalents - unrestricted                                                         $131,231
                                                                                                       ------------
2         Cash and cash equivalents - restricted
                                                                                                       ------------
3         Accounts receivable (net)                                            A                                 $0
                                                                                                       ------------
4         Inventory                                                            B                                 $0
                                                                                                       ------------
5         Prepaid expenses
                                                                                                       ------------
6         Other:
                 ------------------------------------------------                                      ------------
7
          -------------------------------------------------------                                      ------------

                                                                                                       ------------
8           TOTAL CURRENT ASSETS                                                                           $131,231
                                                                                                       ------------

     PROPERTY AND EQUIPMENT (MARKET VALUE)
                                                                                                       ------------
9         Real property                                                        C                                 $0
                                                                                                       ------------
10        Machinery and equipment                                              D                                 $0
                                                                                                       ------------
11        Furniture and fixtures                                               D                                 $0
                                                                                                       ------------
12        Office equipment                                                     D                                 $0
                                                                                                       ------------
13        Leasehold improvements                                               D                                 $0
                                                                                                       ------------
14        Vehicles                                                             D                                 $0
                                                                                                       ------------
15        Other:                                                               D
                 ------------------------------------------------                                      ------------

          -------------------------------------------------------                                      ------------
16                                                                             D
          -------------------------------------------------------                                      ------------
17                                                                             D
          -------------------------------------------------------                                      ------------
18                                                                             D
          -------------------------------------------------------                                      ------------
19                                                                             D
          -------------------------------------------------------                                      ------------
20          TOTAL PROPERTY AND EQUIPMENT                                      $0
                                                                                                       ------------
     OTHER ASSETS

21
          -------------------------------------------------------                                      ------------
22
          -------------------------------------------------------                                      ------------
23
          -------------------------------------------------------                                      ------------
24
          -------------------------------------------------------                                      ------------
25          TOTAL OTHER ASSETS                                                                                   $0
                                                                                                       ------------
26          TOTAL ASSETS                                                                                   $131,231
                                                                                                       ------------
                                                                                                       ------------

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                        ----------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                               LIABILITIES AND EQUITY
                              (GENERAL BUSINESS CASE)

                               ($                  )


                                                                       FROM SCHEDULES
                                                                       --------------
     LIABILITIES
          POST-PETITION

               CURRENT LIABILITIES
27                  Salaries and wages
                                                                                                       ------------
28                  Payroll taxes
                                                                                                       ------------
29                  Real and personal property taxes
                                                                                                       ------------
30                  Income taxes
                                                                                                       ------------
31                  Notes payable (short term)
                                                                                                       ------------
32                  Accounts payable (trade)                                   A                                 $0
                                                                                                       ------------
33                  Real property lease arrearage
                                                                                                       ------------
34                  Personal property lease arrearage
                                                                                                       ------------
35                  Accrued professional fees                                                               $13,999
                                                                                                       ------------
36                  Current portion of long-term debt (due within 12 months)
                                                                                                       ------------
37                  Other:     Other general accruals                                                        $1,500
                           --------------------------------------                                      ------------
38
                    ---------------------------------------------                                      ------------
39
                    ---------------------------------------------                                      ------------
40                  TOTAL CURRENT LIABILITIES                                                               $15,499
                                                                                                       ------------
41             LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                       ------------
42                  TOTAL POST-PETITION LIABILITIES                                                         $15,499
                                                                                                       ------------
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

43                  Secured claims                                             E                                 $0
                                                                                                       ------------
44                  Priority unsecured claims                                  E
                                                                                                       ------------
45                  General unsecured claims                                   E
                                                                                                       ------------
46                  TOTAL PRE-PETITION LIABILITIES                                                               $0
                                                                                                       ------------
47                  TOTAL LIABILITIES                                                                       $15,499
                                                                                                       ------------
               EQUITY (DEFICIT)

48
                    ---------------------------------------------                                      ------------
49
                    ---------------------------------------------                                      ------------
50
                    ---------------------------------------------                                      ------------
51
                    ---------------------------------------------                                      ------------
52             Market Value Adjustment
                                                                                                       ------------
53                  TOTAL EQUITY (DEFICIT)                                                                 $115,732
                                                                                                       ------------
54                  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $131,231
                                                                                                       ------------
                                                                                                       ------------

                                     SCHEDULES
                              (GENERAL BUSINESS CASE)
                               ($                  )

                                     SCHEDULE A
                          ACCOUNTS RECEIVABLE(Net)/PAYABLE

                                                                                  ACCOUNTS    ACCOUNTS PAYABLE       PAST DUE
                                                                                 RECEIVABLE    [POST PETITION]  POST PETITION DEBT
                                                                                 ----------   ----------------  ------------------
Receivables and Payables Ageings
     0 -30 Days
                                                                                 ----------   ----------------|                 $0
     31-60 Days                                                                                               |-------------------
                                                                                 ----------   ----------------|
     61-90 Days                                                                                               |
                                                                                 ----------   ----------------|
     91+ Days                                                                                                 |
                                                                                 ----------   ----------------
     Total accounts Receivable/payable                                                  $0                  $0
                                                                                 ----------   ----------------
                                                                                              ----------------
     Allowance for doubtful accounts
                                                                                 ----------

     Accounts receivable (net)                                                          $0
                                                                                 ----------
                                                                                 ----------


                                     SCHEDULE B
                            INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                                  INVENTORY(IES)        Inventory Beginning of Month
                                                   BALANCE AT                                                   ------------------
                                                   END OF MONTH         Add -
Retail/Restaurants -                             ----------------               Net purchases
                                                                                                                ------------------
     Product for resale                                                         Direct labor
                                                 ----------------                                               ------------------
                                                                                Manufacturing overhead
                                                                                                                ------------------
Distribution -                                                                  Freight in
                                                                                                                ------------------
     Product for resale                                                         Other:
                                                 ---------------
                                                                               -----------------------          ------------------

                                                                               -----------------------          ------------------
Manufacturer -
     Raw materials
                                                 ----------------
     Work-in-progress                                                           Less -
                                                 ----------------
     Finished goods                                                             Inventory End of Month
                                                 ----------------                                               ------------------
                                                                                Shrinkage
                                                                                                                ------------------
Other -                                                                         Personal Use
                                                 ----------------                                               ------------------
     Explain
             ---------------------                                              Cost of Goods Sold                              $0
                                                                                                                ------------------
     -----------------------------                                                                              ------------------
          TOTAL                                   $0
                                                 ----------------
                                                 ----------------

METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
---------------------------                                             ----------------------------
Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory
valuation used.
     Yes       No
         ----     ----
How often do you take a complete physical inventory?                    Valuation methods -
                                                                                FIFO cost
                                                                                              ----------------
     Weekly                                                                     LIFO cost
            ----                                                                              ----------------
     Monthly                                                                    Lower of cost or
             ----                                                               market
     Quarterly                                                                                ----------------
               ----                                                             Retail method
     Semi-annually                                                                            ----------------
                   ----
     Annually
              ----                                                              Other -
                                                                                              ----------------
Date of last physical inventory was                      12/31/94                 Explain
                                                 ----------------
                                                                                ------------------------------
Date of next physical inventory is                            N/A
                                                 ----------------               ------------------------------

                                     SCHEDULE C
                                   REAL PROPERTY

DESCRIPTION                                                    COST     MARKET VALUE
-----------                                                  --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

                                     SCHEDULE D
                              OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                    COST     MARKET VALUE
-----------                                                  --------   -------------
MACHINERY & EQUIPMENT -

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

FURNITURE & FIXTURES -

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

OFFICE EQUIPMENT -

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

LEASEHOLD IMPROVEMENTS -

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

VEHICLES -

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------

----------------------------------------------------         --------   -------------
     TOTAL                                                     $0           $0
                                                             --------   -------------
                                                             --------   -------------

                                     SCHEDULE E
                              PRE-PETITION LIABILITIES

                                                          CLAIMED    ALLOWED
     LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -           AMOUNT   AMOUNT (b)
     -------------------------------------------         ---------   -----------
     Secured claims  (a)                                 $115,778
                                                         ---------   -----------
     Priority claims other than taxes
                                                         ---------   -----------
     Priority tax claims                                               $20,000
                                                         ---------   -----------
     General unsecured claims                            $586,534     $267,218
                                                         ---------   -----------

(a)  List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                     SCHEDULE F
                             RENTAL INCOME INFORMATION
                     Not Applicable to General Business Cases.

                              STATEMENT OF OPERATIONS

                              (GENERAL BUSINESS CASE)
                           FOR THE MONTH ENDED MAY, 1998
                                    $

      CURRENT MONTH                                                                     CUMULATIVE     NEXT MONTH
ACTUAL   FORECAST    VARIANCE                                                         (CASE TO DATE)    FORECAST
------  ----------  ----------                                                        --------------  ------------
                                     REVENUES

                            $0    1    Gross Sales
------  ----------  ----------                                                        --------------  ------------
                            $0    2    less: Sales Returns & Allowances
------  ----------  ----------                                                        --------------  ------------
     $0         $0          $0    3    Net Sales                                                 $0             $0
------  ----------  ----------                                                        --------------  ------------
     $0                     $0    4    less: Cost of Goods Sold    (Schedule 'B')
------  ----------  ----------                                                        --------------  ------------
     $0         $0          $0    5    Gross Profit                                              $0             $0
------  ----------  ----------                                                        --------------  ------------
                            $0    6    Interest
------  ----------  ----------                                                        --------------  ------------
                                  7    Other Income:

                            $0    8                                                         $25,565
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0    9
------  ----------  ----------        ----------------------------------------------  --------------  ------------
     $0         $0          $0   10      TOTAL REVENUES                                     $25,565             $0
------  ----------  ----------                                                        --------------  ------------

                                     EXPENSES

                            $0   11    Compensation to Owner(s)/Officer(s)
------  ----------  ----------                                                        --------------  ------------
                            $0   12    Salaries/Commissions
------  ----------  ----------                                                        --------------  ------------
                            $0   13    Management Fees
------  ----------  ----------                                                        --------------  ------------
                            $0   14    Depreciation                                        $368,860
------  ----------  ----------                                                        --------------  ------------
                            $0   15    Taxes:
------  ----------  ----------                                                        --------------  ------------
                            $0   16      Employer Payroll Taxes
------  ----------  ----------                                                        --------------  ------------
                            $0   17      Real Property Taxes
------  ----------  ----------                                                        --------------  ------------
                            $0   18      Other Taxes
------  ----------  ----------                                                        --------------  ------------
                            $0   19    Other Selling
------  ----------  ----------                                                        --------------  ------------
 $2,027                ($2,027)  20   Other Administrative                                 $42,164
------  ----------  ----------                                                        --------------  ------------
                            $0   21   Interest
------  ----------  ----------                                                        --------------  ------------
                                 22   Other Expenses:

                            $0   23   Writedown Assets                                    $274,406
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   24   Reduction of Debt to Settlements                   ($455,184)
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   25
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   26
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   27
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   28
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   29
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   30
------  ----------  ----------        ----------------------------------------------  --------------  ------------
 $2,027         $0     ($2,027)  31      TOTAL EXPENSES                                    $230,246             $0
------  ----------  ----------                                                        --------------  ------------

($2,027)        $0     ($2,027)  32  SUBTOTAL                                            ($204,681)            $0
------  ----------  ----------                                                        --------------  ------------

                                     REORGANIZATION ITEMS

                            $0   33   Professional Fees                                   $285,086
------  ----------  ----------                                                        --------------  ------------
                            $0   34   Provisions for Rejected Executory Contracts
------  ----------  ----------                                                        --------------  ------------
                                      Interest Earned on Accumulated Cash
   $551                  ($551)  35     Resulting from Chp 11 Case                         $30,773
------  ----------  ----------                                                        --------------  ------------
                            $0   36   Gain or (Loss) from Sale of Equipment              ($450,000)
------  ----------  ----------                                                        --------------  ------------
                            $0   37   Miscellaneous                                        $16,952
------  ----------  ----------        ----------------------------------------------  --------------  ------------
                            $0   38   Settlements                                         $682,500
------  ----------  ----------        ----------------------------------------------  --------------  ------------

  ($551)        $0        $551   39      TOTAL REORGANIZATION ITEMS                     $1,403,765             $0
------  ----------  ----------                                                        --------------  ------------

($1,476)        $0     ($1,476)  40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($1,608,446)            $0
------  ----------  ----------                                                        --------------  ------------
                            $0   41   Federal & State Income Taxes
------  ----------  ----------                                                        --------------  ------------
($1,476)        $0     ($1,476)  42   NET PROFIT (LOSS)                                ($1,608,446)            $0
------  ----------  ----------                                                        --------------  ------------
------  ----------  ----------                                                        --------------  ------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Effective 1/1/95

                     SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                              (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED MAY, 1998


CASH BALANCE BEGINNING OF MONTH                                                        $238,719
                                                                                   -------------
CASH RECEIPTS  (1)                                                                         $551
                                                                                   -------------
CASH DISBURSEMENTS  (1)                                                                $108,039
                                                                                   -------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                    ($107,488)
                                                                                   -------------
CASH BALANCE END OF MONTH                                                              $131,231
                                                                                   -------------
                                                                                   -------------




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                               ACCOUNT 1           ACCOUNT 2         ACCOUNT 3
                                          ------------------  ------------------   -------------
BANK                                      Silcon Valley Bank   Bank of America
                                          ------------------  ------------------   -------------
ACCOUNT TYPE                              Checking            Trust Account M&M
                                          ------------------  ------------------   -------------
ACCOUNT NO.                                       3300023699
                                          ------------------  ------------------   -------------
ACCOUNT PURPOSE                           General             General              Distribution
                                          ------------------  ------------------   -------------
BALANCE, END OF MONTH                                $92,065             $38,384           $782
                                          ------------------  ------------------   -------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                $131,231
                                          ------------------
                                          ------------------


(1)  Excluding bank transfers between your accounts.


Effective 1/1/95